UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 2, 2005
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                                SCAN-OPTICS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


         Delaware                       000-05265                06-0851857
         --------                       ---------                ----------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
   of incorporation)                                         Identification No.)


                    169 Progress Drive, Manchester, CT 06040
                    ----------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (860) 645-7878
                                                           --------------



       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
Appointment of Principal Officers.

         (b) Mr. Joel K. Howser is no longer employed by Scan-Optics, Inc. as Vice President of Software Development, effective June 2, 2005.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SCAN-OPTICS, INC.




                                       By:    /s/ Peter H. Stelling
                                       ------------------------------
                                       Name:  Peter H. Stelling
                                       Title: Chief Financial Officer, Vice
                                              President, Treasurer and Secretary



Date:  June 6, 2005


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